                                  EXHIBIT 3(i)





                      Articles of Incorporation, as amended

                              STATE OF MISSISSIPPI


                              [SHIELD APPEARS HERE]

                          OFFICE OF SECRETARY OF STATE
                                    JACKSON


                          CERTIFICATE OF INCORPORATION

                                       OF

                            CITIZENS HOLDING COMPANY

         The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Incorporation for the above named corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this CERTIFICATE OF INCORPORATION, and attaches hereto a duplicate original of the Articles of Incorporation.



[SEAL        Given under my hand and Seal of Office, APPEARS
this the 16th day of February 1982. [HERE]


                                            /s/     EDWIN LLOYD PITTMAN
                                            -----------------------------------
                                                    SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

                                       OF

                            CITIZENS HOLDING COMPANY


         We, the undersigned persons of the age of twenty-one years or more, acting as incorporators of a corporation under the Mississippi Business Corporation Act, adopt the following Articles of Incorporation for such corporation:

         FIRST: The name of the corporation is Citizens Holding Company.
         SECOND: The period of its duration is ninety-nine (99) years.
         THIRD: The specific purpose or purposes for which the corporation is organized stated in general terms are:

         Primarily, to purchase, own and hold the stock of other corporations, and to do every act and thing covered generally by the denomination "holding corporation" or "holding company," and especially to direct the operations of other corporations through the ownership of stock therein; to purchase, subscribe for, acquire, own, hold, sell, exchange, assign, transfer, create security interest in, pledge or otherwise dispose of shares of the capital stock, or any bonds, notes, securities or evidences of indebtedness created by any other corporation or corporations organized under the laws of this state or any other state or district or country, nation or government and also bonds or evidences of indebtedness of the United States or any other state, district, territory, dependency or country or subdivision or municipality thereof; to issue in exchange therefor shares of the capital stock, bonds, notes or other obligations of the corporation and while the owner thereof to exercise all the rights, powers and privileges of ownership including the right to vote on any shares of stock; to promote, lend money to and guarantee the bonds, notes, evidences of indebtedness, contracts or other obligations of, and otherwise aid in any manner which shall be lawful, any corporation or association of which any bonds, stocks or other securities or evidences of indebtedness shall be held by or for this corporation, or in which, or in the welfare of which, this corporation shall have any interest, and to do any acts and things permitted by law and designed to protect, preserve, improve or enhance the value of any such bonds, stocks or other securities or evidences of indebtedness or the property of this corporation.

         And, to engage in such activities or businesses as may from time to time be permitted by State or Federal statutes, regulations or authorities, including, but not limited to, the business of acting as agent or broker for insurance companies in soliciting and receiving application for any and all types of insurance, collecting premiums and doing such other business as may be delegated to agents or brokers by such insurance companies and to conduct an insurance agency and insurance brokerage business.

         To do any and all things and exercise any and all powers, rights and privileges which the corporation may now or hereafter be authorized to do under the Mississippi Business Corporation Act.



                                           This page conforms with the duplicate
                                        original filed with Secretary of State.
                                        /s/  EDWIN LLOYD PITTMAN
                                                           Secretary of State
                                                           State of Mississippi

         FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 150,000 of the par value of Five Dollars ($5.00) each.
         FIFTH: The corporation will not commence business until consideration of the value of at least $1,000 has been received for the issuance of shares.
         SIXTH: The post office address of its initial registered office is 521 Main Street, P.O. Box 209, Philadelphia, Mississippi 39350, and the name of its initial registered agent at such address is Steve Webb.

         SEVENTH: The number of directors constituting the initial board of directors of the corporation, which must not be less than three (3), is nine (9) and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:


    NAME                        STREET AND POST OFFICE ADDRESS
D. Allan King                   P.O. Box 209, 514 Rose,
                                Philadelphia, MS 39350

Herman Alford                   P.O. Box 96, 313 West Beech,
                                Philadelphia, MS 39350

W.W.                            Dungan P.O. Box 647, 502 Church, Philadelphia,
                                MS 39350

Norman A. Johnson, Jr.          P.O. Box 209, 506 Peebles
                                Philadelphia, MS 39350

George R. Mars                  P.O. Box 184, Woodland Hills,
                                Philadelphia, MS 39350

William M. Mars                 P.O. Box 96, 517 Holland Ave.,
                                Philadelphia, MS 39350

Willis R. McKee                 Route 1, Box 75,
                                Philadelphia, MS 39350

Steve Webb                      P.O. Box 209, 534 Poplar Ave.,
                                Philadelphia, MS 39350

W.G.                            Yates, Sr. P.O. Box 54, 450 Pecan Ave.,
                                Philadelphia, MS 39350


         EIGHTH: The name and post office address of each incorporator is:

    NAME                        STREET AND POST OFFICE ADDRESS
D. Allan King                   P.O. Box 209, 514 Rose,
                                Philadelphia, MS 39350

Steve Webb                      P.O. Box 209, 534 Poplar Ave.,
                                Philadelphia, MS 39350

DATED:  February 15, 1982                       /s/  D. ALLAN KING
                                         --------------------------------------
                                         D. Allan King, Incorporator

                                                /s/  STEVE WEBB
                                         --------------------------------------
                                         Steve Webb, Incorporator


                                           This page conforms with the duplicate
                                        original filed with Secretary of State.
                                        /s/  EDWIN LLOYD PITTMAN
                                                           Secretary of State
                                                           State of Mississippi

                                 ACKNOWLEDGMENT

STATE OF MISSISSIPPI

COUNTY OF HINDS

         This day personally appeared before me, the undersigned authority within and for the aforesaid jurisdiction, D. Allan King and Steve Webb, incorporators of the corporation known as the Citizens Holding Company who acknowledged that they signed and executed the above and foregoing Articles of Incorporation as their act and deed on this the 15th day of February, 1982.


                                            /s/ DEBRA MITCHELL
                                            ------------------------------------
                                            Notary Public

My Commission Expires:

My Commission Expires Jan. 18, 1984
-----------------------------------

(NOTARY SEAL)



                                           This page conforms with the duplicate
                                        original filed with Secretary of State.
                                        /s/  EDWIN LLOYD PITTMAN
                                                           Secretary of State
                                                           State of Mississippi
                                       3

STATE OF MISSISSIPPI

NESHOBA COUNTY

         I, Bobby G. Posey, Chancery Clerk and Ex-officio Recorder in and for said State and County, hereby certify that the foregoing instrument was filed for record at 2:20 o'clock P.M. on the 18th day of February, 1982 and duly recorded in Charter of Incorporation Book A-130 Pages 281-284, each inclusive of the records of this office.

         Given under my hand and seal of office, this the 18th day of February, 1982.

                                        /s/ BOBBY G. POSEY    Clerk
                                        ------------------

                                        By: /s/ M. Croswell   D.C.
                                        -------------------

                              STATE OF MISSISSIPPI


                             [SHIELD APPEARS HERE]

                         OFFICE OF SECRETARY OF STATE
                                    JACKSON


                            CERTIFICATE OF AMENDMENT

                                      OF

                            CITIZENS HOLDING COMPANY

         The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.
         ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.



[SEAL     Given under my hand and Seal of Office, APPEARS
this the 30th day of April 1982. [HERE]


                                            /s/     EDWIN LLOYD PITTMAN
                                            -----------------------------------
                                                    SECRETARY OF STATE.

                              ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                            CITIZENS HOLDING COMPANY


         Pursuant to the provisions of Section 61 of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of this corporation is Citizens Holding Company.

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on April 28, 1982, in the manner prescribed by the Mississippi Business Corporation Act:

         The Articles of Incorporation are amended to add the following ARTICLE
NINTH:

         NINTH: If any person, firm, or corporation, (herein referred to as the Tender Offeror) or any person, firm, or corporation controlling the Tender Offeror, controlled by the Tender Offeror, or under common control with the Tender Offeror, or any group of which the Tender Offeror or any of the foregoing persons, firms, or corporations are members, or any other group controlling the Tender Offeror, controlled by the Tender Offeror, or under common control with the Tender Offeror owns of record, or owns beneficially, directly or indirectly, more than 10% of any class of equity voting security of this Corporation with the Tender Offeror, then any merger or consolidation of this corporation with the Tender Offeror, or any sale, lease, or exchange of substantially all of the assets of this Corporation or of the Tender Offeror to the other may not be effected under the laws of Mississippi unless a meeting of the shareholders of this Corporation is held to vote thereon and the votes of the holders of voting securities of this Company representing not less than 80% of the votes entitled to vote thereon, vote in favor thereof. As used herein, the term group includes persons, firms, and corporations acting in concert, whether or not as a formal group, and the term equity security means any share or similar security; or any security convertible, with or without consideration, into such a security, or carrying any warrant to subscribe to or purchase such a security; or any such warrant or right. The foregoing provision is to require a greater vote of shareholders than is required by Mississippi Code of 1972 Section 79-3-145 (dealing with mergers and consolidations) and Section 79-3-157 (dealing with sales, mortgages, etc. of assets outside the ordinary course of business) and the provisions of this Article NINTH shall not be amended, changed or repealed without a similar 80% vote of the voting securities in this Corporation, which is a greater vote than required by Mississippi Code of 1972 Section 79-3-117 (dealing with amendments to these Articles of Incorporation).

                                           This page conforms with the duplicate
                                        original filed with Secretary of State.
                                        /s/  EDWIN LLOYD PITTMAN
                                                           Secretary of State
                                                           State of Mississippi

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was Two Hundred (200); and the number of shares entitled to vote thereon was Two Hundred (200).

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                Class                                  Number of Shares

                Common                                       200


         FIFTH: The number of shares voted for such amendment was 200; and the number of shares voted against such amendment was -0-.

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively was:

                                                    Number of Shares Voted
                Class                                  For       Against
                Common                                 200         -0-


  SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

        No Change


                                          This page conforms with the duplicate
                                        original filed with Secretary of State.
                                        /s/  EDWIN LLOYD PITTMAN
                                                           Secretary of State
                                                           State of Mississippi
                                      -2-

         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows:

              No Change

Dated April 28, 1982

                                              CITIZENS HOLDING COMPANY

                                              By  /s/  STEVE WEBB
                                                ------------------------------
                                                      Steve Webb, President

                                              By  /s/  JEAN S. FULTON
                                                ------------------------------
                                                      Jean S. Fulton, Secretary
STATE OF MISSISSIPPI

COUNTY OF NESHOBA

        I, Lucille M. Myatt, a notary public, do hereby certify that on this 28th day of April, 1982, personally appeared before me Steve Webb and Jean S. Fulton, who, being by me first duly sworn, declared that they are the President and Secretary of Citizens Holding Company, that they executed the foregoing document as President and Secretary of the corporation, and that the statements therein contained are true.


                                                /s/ LUCILLE M. MYATT
                                             -----------------------------------
                                                    Notary Public
[SEAL]


My commission expires 9/13/84
                     ---------
(Notary Seal)


                                           This page conforms with the duplicate
                                        original filed with Secretary of State.
                                        /s/  EDWIN LLOYD PITTMAN
                                                           Secretary of State
                                                           State of Mississippi
                                      -3-

THE STATE OF MISSISSIPPI

        NESHOBA COUNTY

         Personally appeared before me, the undersigned authority in and for the above state and county, Stanley Dearman, Publisher of The Neshoba Democrat, a newspaper published in the city of Philadelphia, in aforesaid county and state, and having a general circulation therein, AND HAVING BEEN ESTABLISHED FOR MORE THAN 12 MONTHS NEXT PRIOR TO THE FIRST PUBLICATION OF THE ATTACHED NOTICE AND BEING A LEGAL PUBLICATION AS DEFINED BY SENATE BILL NO. 318 OF THE LAWS OF 1936 OF THE STATE OF MISSISSIPPI, and who, being by me first duly sworn, says on oath that the notice, a copy of which is hereto attached, was published in said newspaper as follows, to-wit:


In Volume 101   Number 20   dated   5-20 1982

In Volume ___   Number __   dated   ____ 19__

In Volume ___   Number __   dated   ____ 19__

In Volume ___   Number __   dated   ____ 19__

In Volume ___   Number __   dated   ____ 19__

In Volume ___   Number __   dated   ____ 19__



       /s/ STANLEY DEARMAN
_____________________________________________ Affiant

        Sworn to and subscribed before me this the 20th day of May A.D. 1982

                        Notary Public
                _________________________________________ Title
                    /s/ CAROLYN M. DEARMAN
                _________________________________________ Name

My commission expires December 1, 1984                   (Seal)

5-27-82, 9:30 A.M. Bill: Lawyer & Growlary
                         Attorneys
                         P.O. Box 12468
                         Jackson, MS 39211

STATE OF MISSISSIPPI
NESHOBA COUNTY


         I, Bobby G. Posey, Chancery Clerk and Ex-Officio Recorder in and for said State and county, hereby certify that the foregoing instrument was filed for record at 9:30 o'clock A.M. on the 27th day of May 1982, and duly recorded in Book A-130 Page 355-359 of the records of this office.

         Given under my hand and seal of office, this the 27th day of May, 1982.


                                             /s/   BOBBY G. POSEY         Clerk
                                           ------------------------------

                                             /s/   M. CROSWELL            D.C.
                                           ------------------------------

                              STATE OF MISSISSIPPI


                             [SHIELD APPEARS HERE]

                         OFFICE OF SECRETARY OF STATE
                                     JACKSON


                            CERTIFICATE OF AMENDMENT

                                      OF

                            CITIZENS HOLDING COMPANY

         The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Incorporation for the above named corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this CERTIFICATE OF INCORPORATION, and attaches hereto a duplicate original of the Articles of Incorporation.


[SEAL                      Given under my hand and Seal of Office, APPEARS
this the 26th day of January 1983. [HERE]


                                            /s/     EDWIN LLOYD PITTMAN
                                            -----------------------------------
                                                    SECRETARY OF STATE.

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                            CITIZENS HOLDING COMPANY


         Pursuant to the provisions of Section 61 of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the corporation is Citizens Holding Company.

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on January 11, 1983, in the manner prescribed by the Mississippi Business Corporation Act: The Articles of Incorporation are amended to add the following ARTICLE TENTH:

               TENTH: Citizens Holding Company shall have the right to purchase its own shares to the extent of its unreserved and unrestricted earned surplus and capital surplus available therefor.

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 99,825; and the number of shares entitled to vote thereon was 99,825.

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                Class      (If inapplicable insert          Number of Shares
                            "None".)

                Common

         FIFTH: The number of shares voted for such amendment was 74,494; and the number of shares voted against such amendment was -0-.


                                           This page conforms with the duplicate
                                        original filed with Secretary of State.
                                        /s/  EDWIN LLOYD PITTMAN
                                                           Secretary of State
                                                           State of Mississippi

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively was:

                                                   Number of Shares Voted
                Class     (If inapplicable,        For             Against
                           insert "None".)

                    Common

         SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (If inapplicable, insert "No Change".)

                No Change


         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows: (if inapplicable, insert, "No Change".)

                No Change

Dated:  January 11, 1983

                                        CITIZENS HOLDING COMPANY

                                        By  /s/  STEVE WEBB
                                         --------------------------------------
                                         Steve Webb, President

                                        By /s/ Jean S. Fulton
                                         --------------------------------------
                                         Secretary



                                           This page conforms with the duplicate
                                        original filed with Secretary of State.
                                        /s/  EDWIN LLOYD PITTMAN
                                                           Secretary of State
                                                           State of Mississippi

STATE OF MISSISSIPPI

COUNTY OF NESHOBA

         I, Lucille M. Myatt, a notary public, do hereby certify that on this 11th day of January, 1983, personally appeared before me Steve Webb and Jean S. Fulton, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of Citizens Holding Company, that they executed the foregoing document as duly authorized officers of the corporation, and that the statements therein contained are true.


                                            /s/ LUCILLE M. MYATT
                                            --------------------------
                                            Notary Public

My Commission Expires:

My Commission Expires Sept. 13, 1984
------------------------------------

(NOTARY SEAL)



                                           This page conforms with the duplicate
                                        original filed with Secretary of State.
                                        /s/  EDWIN LLOYD PITTMAN
                                                           Secretary of State
                                                           State of Mississippi

STATE OF MISSISSIPPI

NESHOBA COUNTY

         I, Bobby G. Posey, Chancery Clerk and Ex-Officio Recorder in and for said State and County, hereby certify that the foregoing instrument was filed for record at 10:00 o'clock A.M. on the 3rd day of February, 1983 and duly recorded in Charter of Inc. Book A-130 Page 671-675 of the records of this office.

         Given under my hand and seal of office, this the 3rd day of February, 1983.

                                        /s/ BOBBY G. POSEY    Clerk
                                        ------------------

                                        By: /s/ M. Croswell   D.C.
                                        -------------------

                              ARTICLES OF AMENDMENT
                             (Attach conformed copy)

                           [X] PROFIT   [ ] NONPROFIT
                             (Mark appropriate box)

        The undersigned corporation pursuant to Section 79-4-10 06 (if a profit corporation) or Section 79-11-300 if a nonprofit corporation of the Mississippi Code of 1972 hereby executes the following document and sets forth 1. The name of the corporation is Citizens Holding Company
                      ------------------------
2. Set forth the text of each amendment adopted. (Attach page.) SEE ATTACHED
3. If a profit amendment provides for an exchange, reclassification, or cancellation of issued shares set forth the provisions for implementing the amendment if they are not contained in the amendment itself (Attach page)
4. The amendment(s) was (were) adopted             September 18, 1991
                                       -----------------------------------------
                                                         DATE(S)

                            FOR PROFIT CORPORATION

   (a) adopted by [ ] the incorporators [X] directors without shareholder action and shareholder action was not required. (Check appropriate box)
                            FOR NONPROFIT CORPORATION

   (b) adopted by [ ] board of directors [ ] incorporators without member action and member action was not required. (Check appropriate box)
                             FOR PROFIT CORPORATIONS

5. If the amendment was approved by shareholders

   (a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting was


N/A

                        No. outstanding        No. of votes           No. of votes
       Designation           shares        entitled to be cast  indisputably represented
       -----------      ---------------    -------------------  ------------------------

       -----------        ------------         -------------        ----------------
       -----------        ------------         -------------        ----------------

   (b) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was
N/A
                                 Total no. of            Total no. of
       Voting group             votes cast FOR        votes cast AGAINST
       ------------             --------------        ------------------
        ---------                 ----------              ----------
        ---------                 ----------              ----------

   or the total number of undisputed votes cast for the amendment by each voting group was

                                       Total no. of undisputed
                 Voting group          votes cast FOR the plan
                 ------------          -----------------------

                   --------                   ------------
                   --------                   ------------

   and the number cast for the amendment by each voting group was sufficient for approval by that voting group.

                           FOR NONPROFIT CORPORATIONS

6. If the amendment was approved by the members:

   (a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and number of votes of each class indisputably represented at the meeting

N/A

                        No. outstanding        No. of votes           No. of votes
       Designation           shares        entitled to be cast  indisputably represented
       -----------      ---------------    -------------------  ------------------------

       -----------        ------------         -------------        ----------------
       -----------        ------------         -------------        ----------------


   (b) Either

       (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was

                             Total no. of votes cast    Total no. of votes cast
           Voting class          FOR the amendment       AGAINST the amendment
           ------------      ------------------------   -----------------------

             --------              --------------            --------------
             --------              --------------            --------------

   or

   (ii) the total number of undisputed votes cast for the amendment by each class was:


                                          Total no. of undisputed
                 Voting group          votes cast FOR the amendment
                 ------------          -----------------------------

                   --------                    ------------
                   --------                    ------------

   and the number cast for the amendment by each class was sufficient for approval by that voting group.

BY:      JOE STEVE WEBB, PRESIDENT           /s/ JOE STEVE WEBB, PRESIDENT
   ------------------------------------      ----------------------------------
       Printed Name/Corporate Title              Signature

                            ARTICLES OF AMENDMENT TO
                            ARTICLES OF INCORPORATION
                            CITIZENS HOLDING COMPANY

         The following Amendment to the Articles of Incorporation for the above referenced Corporation were adopted by the Board of Directors on September 18, 1991.

        Article Four of the Articles of Incorporation is amended to read as follows:

         FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 750,000 of the par value of One Dollars ($1.00) each.

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
             P.O. BOX 136, JACKSON, MS 39205-0136   (601) 359-1333
                              ARTICLES OF AMENDMENT

The undersigned persons, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

1.   TYPE OF CORPORATION                                [SEAL]
      [X] Profit                   Nonprofit             FILED
                                                       11/20/1998
2.   NAME OF CORPORATION                               Eric Clark
                                                    Secretary of State
     Citizens Holding Company                       State of Mississippi
3.   THE FUTURE EFFECTIVE DATE IS    January 1, 1999
     (COMPLETE IS APPLICABLE)

4.   SET FORTH THE TEXT OF EACH AMENDMENT ADOPTED. (ATTACH PAGE)
5. IF AN AMENDMENT FOR A BUSINESS CORPORATION PROVIDES FOR AN EXCHANGE, RECLASSIFICATION, OR CANCELLATION OF ISSUED SHARES, SET FORTH THE PROVISIONS FOR IMPLEMENTING THE AMENDMENT IF THEY ARE NOT CONTAINED IN THE AMENDMENT ITSELF. (ATTACH PAGE)

6.   THE AMENDMENT(S) WAS (WERE) ADOPTED ON

      October 27, 1998                   Date(s)

FOR PROFIT CORPORATION (Check the appropriate box)

Adopted by          the incorporators       [X]  directors without shareholder
                                                 action and shareholder action
                                                 was not required
FOR NONPROFIT CORPORATION (Check the appropriate box)

Adopted by          the incorporators            board of directors without
                                                 member action and member
                                                 action was not required
FOR PROFIT CORPORATION

7.    IF THE AMENDMENT WAS APPROVED BY SHAREHOLDERS

(a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting were

Designation  No. of outstanding  No. of votes entitled  No. of votes
             shares                to be cast           indisputably represented
                                                        F0012 - PAGE 2 OF 3
             OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                           P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                                            ARTICLES OF AMENDMENT

(B) EITHER
     (i) the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was
     Voting group    Total no. of votes    Total no. of votes cast
                     cast FOR              AGAINST


OR

     (ii) the total number of undistributed votes cast for the amendment by each voting group was

     Voting group    Total no. of undisputed votes cast FOR the plan


     and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     FOR NONPROFIT CORPORATION

8.   IF THE AMENDMENT WAS APPROVED BY THE MEMBERS

     (a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and the number of votes of each class indisputably represented at the meeting were

Designation  No. of memberships  No. of votes entitled  No. of votes
             outstanding         to be cast             indisputably represented

F0012 - PAGE 3 OF 3         OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                            P.O. BOX 136, JACKSON, MS 39205-0136  (601) 359-1333
                                          ARTICLES OF AMENDMENT

     (B) EITHER
           (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was
     Voting class      Total no. of votes    To no. of votes cast
                       cast FOR              AGAINST

     OR

           (ii) the total number of undistributed votes cast for the amendment by each class was

     Voting class      Total no. of undisputed votes cast FOR the
                       amendment



     and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     By:  Signature          (Please keep writing within blocks)

                /s/Joe Steve Webb

     Printed Name  Joe Steve Webb           Title  President

                            ARTICLES OF AMENDMENT TO
                            ARTICLES OF INCORPORATION
                             CITIZEN HOLDING COMPANY

         The above Amendment to the Articles of Incorporation for the above referenced Corporation were adopted by the Board of Directors on October 27, 1998, to be effective January 1, 1999.

     Article Four of the Articles of Incorporation is amended to read as follows:

               FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 3,750,000 of the par value of Twenty Cents ($.20) per share.


                                    CITIZENS HOLDING COMPANY


                                 By:     /s/Joe Steve Webb
                                     -------------------------
                                     JOE STEVE WEBB, President

                              ARTICLES OF AMENDMENT
                          FOR CITIZENS HOLDING COMPANY

         Pursuant to paragraph (d) of Section 79-4-10.07 of the Mississippi Business Corporation Act (the "Act"), the undersigned, does hereby deliver to the Secretary of State of Mississippi these Articles of Amendment for Citizens Holding Company, a Mississippi profit corporation and sets forth the following:

1. That pursuant to paragraph (d)(1) of Section 79-4-10.07 of the Act, these Articles of Amendment contain various amendments to the Articles of Incorporation which require shareholder approval.

2. That pursuant to paragraph (d)(2) of Section 79-4-10.07 of the Act, the undersigned does further set forth the information required by Section 79-4-10.06 of the Act as follows:

     a. The name and type of corporation is: Citizens Holding Company, a Mississippi Profit Corporation.

     b.   The text of the Amended Articles of Incorporation are attached hereto.

     c. The amendments to the Articles of Incorporation were adopted on April 13, 1999 at the Annual Meeting of the Shareholders.

     d. The amendments were voted on separately and approved by the shareholders of the Corporation and the designation, number of outstanding shares, number of votes entitled to be cast on the amendments, and the number of votes indisputably represented at the meeting were:

                 No. of        No. of Votes     No. of Votes
               outstanding    entitled to be    indisputably
Designation      shares           cast          represented ---------------------------------
--------------------------------Common           3,353,750        3,353,750         3,000,112


         And the total number of votes cast for and against each of the amendments was:

AMENDMENT NUMBER 1

     The following Article Ten will be added to the Articles of Incorporation:
     TENTH: The number of directors of the Corporation shall be not less than nine (9), nor more than twenty-five (25), and the stockholders shall establish by resolution at each annual meeting the number of directors to serve, subject to the provisions of this Article Ten. The Corporation shall have three classes of directors, each class to be as nearly equal in number as possible, the term of office of directors of the first class to expire at the first annual meeting of the shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class to expire at the third annual meeting after their election. At each annual meeting after such initial classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office for a term of three (3) years.

                                           Total
                        Total             No. Of
                       No. Of             Votes
                        Votes               cast
                     cast FOR            AGAINST
                         this               this
Designation          Amendment         Amendment
------------------------------------------------
Common                 2,934,817          47,145
------------------------------------------------

AMENDMENT NUMBER 2

     The following Article Eleven will be added to the Articles of
Incorporation:

     ELEVENTH: Directors shall be elected only at annual meetings of shareholders, and any vacancy in the Board of Directors, however created, shall be filled at the annual meeting succeeding the creation of such vacancy. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

                                           Total
                        Total             No. Of
                       No. Of             Votes
                        Votes               cast
                     cast FOR            AGAINST
                         this               this
Designation          Amendment         Amendment
------------------------------------------------
Common               2,903,507            41,315
------------------------------------------------

AMENDMENT NUMBER 3

     The following Article Twelve will be added to the Articles of
Incorporation:

     TWELFTH: The Corporation hereby elects to be governed by the provisions of the Mississippi Control Share Act, (S)79-27-1 et. seq., and to be an "issuing public corporation" for all purposes thereof, effective May 1, 1999.



                                           Total
                        Total             No. Of
                       No. Of             Votes
                        Votes               cast
                     cast FOR            AGAINST
                         this               this
Designation          Amendment         Amendment
------------------------------------------------
Common              2,897,807             83,070
------------------------------------------------

AMENDMENT NUMBER 4

     The following Article Thirteen will be added to the Articles of
Incorporation:

     THIRTEENTH: No member of the Board of Directors may be removed, with or without cause, except at a meeting called in accordance with the Bylaws expressly for that purpose and except upon a vote in favor of such removal of the holders of seventy-five percent (75%) of the shares then entitled to vote at an election of directors; and in the event that less than the entire Board is to be removed, no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the class of directors of which he is a part.

                                           Total
                        Total             No. Of
                       No. Of             Votes
                        Votes               cast
                     cast FOR            AGAINST
                         this               this
Designation          Amendment         Amendment
------------------------------------------------
Common               2,845,597           137,830
------------------------------------------------

AMENDMENT NUMBER 5

     The following Article Fourteen will be added to the Articles of
Incorporation:

     FOURTEENTH: The vote of shareholders required to alter, amend or repeal Articles Ten, Eleven, Twelve or Thirteen, or to alter, amend or repeal any other Article of the Articles of Incorporation in any respect which would or might have the effect, direct or indirect, of modifying, permitting any action inconsistent with, or permitting circumvention of this Article Fourteen, shall be by the affirmative vote of at least seventy-five percent (75%) of the total voting power of all shares of stock of the Corporation entitled to vote in the election of directors, considered for purposes of this Article as one class.


                                           Total
                        Total             No. Of
                       No. Of             Votes
                        Votes               cast
                     cast FOR            AGAINST
                         this               this
Designation          Amendment         Amendment
------------------------------------------------
Common               2,768,867           230,380
------------------------------------------------

AMENDMENT NUMBER 6

     Article Four of the Articles of Incorporation is amended to read as follows:

     FOURTH: The aggregate number of shares which the Corporation shall have the authority to issue is fifteen million (15,000,000) of the par value of twenty cents ($.20) each.


                                           Total
                        Total             No. Of
                       No. Of             Votes
                        Votes               cast
                     cast FOR            AGAINST
                         this               this
Designation          Amendment         Amendment
------------------------------------------------
Common              2,819,287            179,910
------------------------------------------------

and the number of votes cast for all of the above amendments was sufficient for approval.

                              CITIZENS HOLDING COMPANY



                         BY: /s/ STEVE WEBB
                            ----------------------------
                              STEVE WEBB, President

                            ARTICLES OF AMENDMENT TO
                      RESTATED ARTICLES OF INCORPORATION OF
                            CITIZENS HOLDING COMPANY


         The above Amendment the Articles of Incorporation for the above referenced Corporation were adopted by the Board of Directors on October 23, 2001, to be effective December 31, 2001.

         Article Four of the Articles of Incorporation is amended to read as follows:

         FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is Twenty-Two Million Five Hundred Thousand (22,500,000) of the par value of Twenty Cents ($0.20) per share.

                                             CITIZENS HOLDING COMPANY



                                             By:/s/ Joe Steve Webb
                                                -------------------------------
                                                Joe Steve Webb, President